SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 3, 2004

American Mortgage Acceptance Company

(Exact Name of Registrant as Specified in Charter)

Massachusetts

(State or other Jurisdiction of Incorporation)

0-23972	13-6972380
(Commission File Number)	(IRS Employer Identification Number)

625 Madison Avenue, New York, NY 10022

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 421-5333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a).	Financial Statements

Not Applicable

(b).	Pro Forma Financial Information

Not Applicable

(c).	Exhibits

99.1	Press Release dated August 3, 2004, “American Mortgage Acceptance Company Reports Second Quarter Financial Results”.

Item 12. Results of Operations and Financial Condition

On August 3, 2004, American Mortgage Acceptance Company (“AMAC” or the “Company”) (AMEX:AMC) released a press release announcing its financial results for the second quarter ended June 30, 2004. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to “Item 12. Disclosure of Results of Operations and Financial Condition” and not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, or otherwise subject to the liabilities of that Section of Sections 11 and 12 (a) (2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Mortgage Acceptance Company
(Registrant)

BY:	/s/ Stuart J. Boesky
Stuart J. Boesky
President & Chief Executive Officer

August 3, 2004